Exhibit 99.1

DATA443 RISK MITIGATION PROVIDES BUSINESS UPDATE

Completed Payments for Modevity, the Enterprise Cloud-Based Data Storage, Protection, and Workflow Automation Platform known as ARALOC™

Reached Shareholder-Friendly Forbearance Agreements for Outstanding Convertible Notes

RESEARCH TRIANGLE PARK, NORTH CAROLINA - (July 13, 2020) – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company, today provided updates on its current business and financing arrangements:

Completed Payments to Modevity, LLC for the ARALOC™ platform, the Secure Private Data Storage, Protection, and enablement platform

As previously disclosed, on October 22, 2018, Data443 acquired all technology, sales assets, and customers of Modevity’s enterprise cloud-based data storage, protection, and workflow automation platform, ARALOC™. ARALOC continues to lead the industry with Digital Rights Management, Secure Content Distribution and nearly instant large organization implementation. Data443 continues to innovate with the product and will have forthcoming product and customer announcements in the near term. Additionally, Data443 has now remitted to Modevity all amounts due under the purchase transaction (over $1.2MM USD) and owes no further amounts or any other consideration to Modevity.

Reached Shareholder-Friendly Forbearance Agreements for Outstanding Convertible Notes

Effective July 1, 2020, Data443 entered into privately negotiated agreements with a number of existing holders of the company’s outstanding convertible notes, which is intended to reduce short-term debt obligations of the company, while also deferring a significant amount of debt which otherwise could have been converted into common stock. The revised terms of these existing convertible notes can be found in the Form 8-K that was filed by the Company on July 10, 2020, which can be accessed at:

https://www.sec.gov/Archives/edgar/data/1068689/000149315220013083/form8-k.htm

Management Commentary:

Jason Remillard, CEO of Data443, commented, “Today’s announcement consists of two important milestones for our business. Since acquiring ARALOC, we have built upon the unbeatable customer base by strengthening existing product functionality and offerings, with to the ARALOC product set contributing regularly to our growing and stable regular and deferred revenue base. We understood the great potential for ARALOC when we acquired it in 2018 as immediately accretive for Data443, which has proven to be the case.”

“Our team worked very hard with our financing partners to come to terms with holders of certain of our convertible notes which enables our business to continue to pay down both our financing and acquisitions costs when and how appropriate – in response to market and cost of capital conditions. We continue to work on myriad financing options that make sense for the Company and our shareholders.”

“What continues to have our whole team optimistic is that we continue to build and grow our business. We continue to perform for our clients, just not growing their capabilities but helping them through their challenging needs and enabling them to deliver their critical functions. From school divisions, major banks, pharmaceuticals, first responders and numerous associations – our client base all have specific and important requirements. We take these to heart every time we login, boot up, or check our alerts. Just last week, we fully re-opened our headquarters in the Research Triangle Park to our tireless staff. We truly have an exciting business emerging at Data443. I look forward to providing further significant updates to our loyal shareholders, including a report on our second quarter earnings, which I expect to be completed by the first week in August,” concluded Mr. Remillard.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is an industry leader in All Things Data Security, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by: (i) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (ii) ArcMail, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (iii) ClassiDocs™, the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance; (iv) ClassiDocs™ for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (v) Data443 Global Privacy Manager, the privacy compliance and consumer loss mitigation platform which is integrated with ClassiDocs™ to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs™; (vi) Data443 Protect™ (enabled by ClassiDocs™), which provides nearly instant Cloud-deployed Data Loss Prevention capabilities with unmatched false positive rates; (vii) Data443 Virtual Data Protection Officer program, which offers a turnkey and outsourced DPO capability for smaller organizations; (viii) DATAEXPRESS™, the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide; (ix) The CCPA Framework WordPress plugin, which enables organizations of all sizes to comply with the CCPA privacy framework; and (x) the GDPR Framework WordPress plugin, with over 30,000 active users it enables organizations of all sizes to comply with the GDPR and other privacy frameworks. For more information, please visit http://www.data443.com

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; and, (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on 17 April 2020. Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™, ARALOC™ and DATAEXPRESS™ are registered trademarks of Data443 Risk Mitigation, Inc.

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Investor Relations Contact:

Matthew Abenante

ir@data443.com

919.858.6542

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